Exhibit 99.48

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-I

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 08/15/2005


Blended Coupon 6.9750%


Excess Protection Level
3 Month Average   7.08%
June, 2001   6.59%
May, 2001   7.37%
April, 2001   7.30%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.72%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,631,211,247.25